KRANE SHARES TRUST

Krane-UBS China A Share Fund (the “Fund”)

Supplement dated June 8, 2022 to the currently effective Statutory Prospectus and Statement of
Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus and the Statement of Additional Information for the Fund and should be read in conjunction with the Statutory Prospectus and Statement of Additional Information dated August 1, 2021.

The Board of Trustees of KraneShares Trust (the “Trust”) has approved the liquidation of Krane-UBS China A Share Fund (the “Fund”), a series of the Trust. Accordingly, the Fund will cease its investment operations, liquidate its assets and make a liquidating distribution, if applicable, to shareholders of record.

The date of liquidation for the Fund currently is anticipated to be on or about June 13, 2022 (the “Liquidation Date”). Shareholders of the Fund may continue to redeem their Fund shares through the Liquidation Date. As of the close of business on June 8, 2022, the Fund will not accept orders to purchase Fund shares from new investors or existing shareholders (including purchases through dividend reinvestments). In connection with the liquidation, the Fund will depart from its stated goals, strategies and techniques as the Fund begins to convert all portfolio securities to cash or cash equivalents in preparation for the final distribution to shareholders.

Shareholders who elect to redeem their Fund shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Fund’s net asset value per share. Each shareholder who remains in the Fund will receive a liquidating cash distribution, to be mailed to their address of record, equal to the aggregate net asset value of the Fund shares that such shareholder holds at the time of the liquidation.

The liquidation of the Fund will result in one or more taxable events for shareholders that are subject to federal income tax. In connection with the liquidation, the Fund may declare taxable distributions of its previously undistributed net investment income and net capital gain, if any, in advance of its normal annual distribution schedule. All liquidation proceeds paid to shareholders will generally be treated as received by them in exchange for their Fund shares and will therefore generally give rise to a capital gain or loss, again depending on their respective tax basis in their shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.